Schedule of Investments (unaudited)
July 31, 2026
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 Putnam BDC Income ETF

(Percentages shown based on Fund net assets)
Security		Shares	Value
Investments in Underlying Funds(a) — 99.9%
Ares Capital Corp.		1,566,253	$29,382,906
Bain Capital Specialty Finance Inc.		665,474	8,265,187
Barings BDC Inc.		1,411,762	11,647,037
Blackstone Secured Lending Fund		529,378	12,228,632
Blue Owl Capital Corp.		2,833,163	30,456,501
Blue Owl Technology Finance Corp.		2,873,222	28,559,827
Capital Southwest Corp.		396,110	9,344,235
Fidus Investment Corp.		219,256	4,328,113
FS KKR Capital Corp.		796,170	8,415,517
Golub Capital BDC Inc.		1,664,458	21,354,996
Hercules Capital Inc.		1,483,706	24,362,453
Kayne Anderson BDC Inc.		806,003	10,719,840
Main Street Capital Corp.		348,767	18,976,412
MidCap Financial Investment Corp.		456,393	4,363,117
Morgan Stanley Direct Lending Fund		471,831	6,893,451
MSC Income Fund Inc.		805,772	9,016,589
Neostellar Capital Corp.		321,324	3,261,439
PennantPark Floating Rate Capital Ltd.		761,678	5,286,045
Runway Growth Finance Corp.		593,010	3,237,835
Sixth Street Specialty Lending Inc.		710,232	12,187,581
SLR Investment Corp.		545,818	6,866,390
Trinity Capital Inc.		774,811	13,597,933
Total Investments before Short-Term Investments (Cost — $317,837,948)			282,752,036
	Rate
Short-Term Investments — 0.2%
Putnam Government Money Market Fund, Class P Shares (Cost — $743,923)	3.400%	743,923	743,923 (b)(c)
Total Investments — 100.1% (Cost — $318,581,871)			283,495,959
Liabilities in Excess of Other Assets — (0.1)%			(422,467)
Total Net Assets — 100.0%			$283,073,492

(a)	Security is a business development company.
(b)	Rate shown is one-day yield as of the end of the reporting period.
(c)
In this instance, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2026, the total market value of investments in Affiliated Companies was $743,923 and the cost was $743,923 (Note 2).

Abbreviation(s) used in this schedule:
BDC	—	Business development company.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam BDC Income ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam BDC Income ETF (the “Fund”) is a separate diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from

Putnam BDC Income ETF 2026 Quarterly Report

financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an underlying fund is not available on the day of valuation, the Valuation Committee may adjust the underlying fund’s last available net asset value per share to account for significant events that have occurred subsequent to the underlying fund’s last net asset value per share calculation but prior to the day of valuation.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Underlying Funds†	$282,752,036	—	—	$282,752,036
Short-Term Investments†	743,923	—	—	743,923
Total Investments	$283,495,959	—	—	$283,495,959

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2026. The following transactions were effected in such company for the period ended July 31, 2026.

	Affiliate Value at April 30, 2026	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$2,259,670	$11,892,086	11,892,086	$13,407,833	13,407,833

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2026
Putnam Government Money Market Fund, Class P Shares	—	$7,810	—	$743,923

Putnam BDC Income ETF 2026 Quarterly Report